                                                                    EXHIBIT 10.2

                            ENVIRONMENTAL INDEMNITY


          THIS ENVIRONMENTAL INDEMNITY (this "Indemnity") is entered into as of May 30, 1995, jointly and severally by CIRCUS CIRCUS ENTERPRISES, INC., a Nevada corporation, and ELDORADO HOTEL ASSOCIATES LIMITED PARTNERSHIP, a Nevada limited partnership ("Eldorado"), (each an "Indemnitor," and collectively, the "Indemnitors"), to and for the benefit of Agent and Lenders (each as defined below), and each of their respective successors and permitted assigns, and their respective parent, subsidiary and affiliated corporations, and the respective directors, officers, agents, attorneys, and employees of each of the foregoing (each of which shall be referred to hereinafter individually as an "Indemnitee" and collectively as the "Indemnitees"). As used herein, "Agent" means FIRST INTERSTATE BANK OF NEVADA, N.A., acting in its capacity as agent for and representative of the Lenders, and any successor in that capacity, and "Lenders" means the Persons identified as "Lenders" and listed on the signature pages of the Credit Agreement, as defined below, together with their successors and permitted assigns.

                                   RECITALS

          A. Lenders have agreed to make certain Loans to CIRCUS AND ELDORADO JOINT VENTURE, a Nevada general partnership ("Partnership") pursuant to that certain Credit Agreement (as it may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement") of even date herewith by and among Agent, as arranger and administrative agent, Partnership, Lenders, and First Interstate Bank of Nevada, N.A., The Long-Term Credit Bank of Japan, Ltd., Los Angeles Agency, and Societe Generale, collectively, as managing agents ("Managing Agents") and Bank of America, N.T. & S.A., CIBC Inc. and Credit Lyonnais, Los Angeles Branch, collectively, as co-agents ("Co-Agents") which Loans are to be secured by, among other things, that certain Deed of Trust, Fixture Filing and Security Agreement with Assignment of Rents, dated as of even date herewith (the "Deed of Trust") executed by Partnership, as trustor, to First American Title Company of Nevada, as trustee, in favor of Agent, as beneficiary, which Deed of Trust encumbers, among other things that certain real property described on Exhibit A attached hereto (the "Premises"), and the Improvements thereon, whether now existing or hereafter constructed.

          B. It is a condition of Lenders making the Loans that this Indemnity be executed and delivered by Indemnitor. Lenders are making the Loans in reliance upon this Indemnity.

          NOW, THEREFORE, based upon the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce Lenders, Managing Agents, Co-Agents and Agent to enter into the Credit Agreement and to make the Loans thereunder, Indemnitors jointly and severally agree as follows:

          1. Each capitalized term which is used herein but which is not defined herein shall have the meaning given to that term in the Credit Agreement. As used in this Indemnity:

          "Agreed Rate" means a rate per annum equal to the sum of two percent (2%) plus the Base Rate, such rate to change as and when the Base Rate changes.

          "CERCLA" means the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 (42 U.S.C. (S)(S) 9601 et seq.), as heretofore or
                                                      -- ---
     hereafter amended from time to time.

          "Environmental Losses" means Losses suffered or incurred by any Indemnitee, arising out of or as a result of: (i) any Hazardous Material Activity that occurs, or is alleged by any governmental agency or any claimant other than an Indemnitee to have occurred, in whole or in part, on or prior to the Transfer Date; (ii) any violation on or prior to the Transfer Date of any applicable Environmental Laws relating to the Premises or other portion of the Project or to the ownership, use, occupancy or operation thereof; (iii) any investigation, inquiry, order, hearing, action, or other proceeding by or before any governmental agency in connection with any Hazardous Material Activity that occurs, or is alleged, by any governmental agency or any claimant other than an Indemnitee to have occurred, in whole or in part, on or prior to the Transfer Date; (iv) any breach of any covenant of the Partnership set forth in Section 6.7 (Environmental Disclosure and Inspection) or Section 6.8 (Partnership's Remedial Action Regarding Hazardous Materials) of the Credit Agreement; (v) the existence, prior to the Transfer Date, in the aquifer underlying the Premises and other portions of Reno, Nevada, or in soils affecting that aquifer, of PCE (tetrachloroethylene) and hydrocarbons, or either of them, insofar as the Losses arise out of or otherwise relate (whether physically or economically) to the Premises or other portion of the Project; or (vi) any claim, demand or cause of action, or any action or other proceeding, whether meritorious or not, brought or asserted against any Indemnitee that directly or indirectly relates to, arises from or is based on any of the matters described in clauses (i), (ii), (iii), (iv) or (v) of this definition or any allegation by any governmental agency or any claimant other than an Indemnitee of any such matters. Environmental Losses shall include Losses suffered or incurred by an Indemnitee after the Transfer Date that would not have been incurred or suffered but for any matter described in clause (i), (ii), (iii), (iv) or (v) of this definition that commenced prior to the Transfer Date or any allegation by any governmental agency or any claimant other than an Indemnitee of any such matters, including, but not limited to, Environmental Losses incurred by any Indemnitee arising out of or as a result of (x) the introduction or release of a Hazardous Material that is discovered or released at the Premises or any portion thereof after the Transfer Date but that was introduced at the Premises prior to the Transfer Date, or (y) the continuing migration onto, on or from the Premises, or the release on or at the Premises, of any Hazardous Material introduced in, on or under the Premises or the surrounding streets and sidewalks prior to the Transfer Date.

     "Hazardous Material Activity" means any actual, proposed or threatened use, storage, holding, existence, release (including any spilling, leaking, pumping, pouring, emitting, emptying, dumping, disposing into the environment, and the continuing migration into or through soil, surface water, or groundwater), emission, discharge, generation, processing, abatement, removal, disposition, handling or transportation to or from the Premises or other portion of the Project of any Hazardous Material from, under, in, into or on the Premises or other portion of the Project (including, but not limited to, the surrounding streets and sidewalks), including, without limitation, the movement or migration of any Hazardous Material from surrounding property or groundwater in, into or onto the Premises or other portion of the Project and any residual Hazardous Material contamination on or under the Premises or other portion of the Project.

     "Losses" means any and all costs and expenses actually incurred required to comply with (and, in the case of investigation and response costs, costs necessary to assure compliance with) applicable Environmental Laws and other governmental requirements (including, without limitation, reasonable attorneys' fees and disbursements) but only to the extent such costs and expenses reasonably were required for such compliance; provided that Losses shall not
                                              -------------
include: (i) with respect to any particular Indemnitee and loss, that portion, if any, of that loss which was caused by the gross negligence or wilful misconduct Of (including any wilful violation of any Environmental Law by) that Indemnitee, and (ii) any special assessments made by any special assessment district formed pursuant to Nevada law for the purpose of investigating and remediating pollution of the groundwater aquifer underlying downtown Reno, Nevada, which become a lien on the Premises after foreclosure of the lien of the Deed of Trust by or for the benefit of the Lenders, and (iii) any damages measured by the diminution in the value of the Premises caused by any Hazardous Material Activity (it being expressly understood and agreed, however, that this exclusion shall not affect the obligation of Indemnitors to compensate Indemnitees for actual damages reasonably incurred by them in complying with Environmental Laws except as otherwise provided in clause (ii) above), and (iv) costs and expenses incurred by any Indemnitee after indefeasible payment in full, in lawful money of the United States, of the Loans and all other monetary Obligations then due under the Loan Documents, expiration or cancellation of all Letters of Credit and termination of the Commitments (it being expressly understood and agreed that this clause (iv) shall not apply if foreclosure of the lien of the Deed of Trust occurs).

          "Transfer Date" means the later of: (i) the date on which any of Lenders (or any of their affiliates) acquires, directly or through Agent, fee title to the Premises and Improvements pursuant to the power of sale or judicial foreclosure of the lien of the Deed of Trust, or by acceptance of a deed in lieu of such foreclosure, and all redemption rights that Partnership may have with respect thereto have expired, and (ii) the date on which a period of ninety-one (91) days has elapsed since the date on which fee title thereto has vested in any of Lenders or Agent (or any affiliate thereof) and, during such period, no bankruptcy or other insolvency proceeding has been filed by or against Partnership. If Partnership should remain in possession of the Project after the Transfer Date, or if Partnership should engage in any Hazardous Material Activity on or at the Premises or other portion of the Project after the Transfer Date, the Transfer Date shall be deemed to be the date after which Partnership is no longer in possession of the Premises or other portion of the Project and has ceased to engage in any Hazardous Material Activity on or at the Premises or other portion of the Project (it being expressly understood and agreed, however, that, solely for purposes of this definition, the presence of any Hazardous Material on the Premises or other portion of the Project after the Transfer Date, or the migration of such Hazardous Material thereon, in either instance without the active involvement of Partnership (whether directly or through any agent or contractor of Partnership) shall not be deemed or construed to be engaging in any Hazardous Material Activity on or at the Premises or other portion of the Project after the Transfer Date).

          2. Indemnitors jointly and severally hereby agree to indemnify, defend, and hold harmless Indemnitees, and each of them, from and against any and all Environmental Losses.

          3.  (a)   Indemnitee shall notify Indemnitors of any claim or notice of the commencement of any action, administrative or legal proceeding or investigation as to which the indemnity provided for in Section 2 applies, within a reasonable period of time after such claim, action, proceeding or investigation becomes known to Indemnitee (it being expressly understood and agreed, however, that no such notice shall be required to an Indemnitor if the claim, action, proceeding or investigation has already become known to such Indemnitor prior to or during that period). Indemnitors shall assume on behalf of such Indemnitee and conduct with due diligence and in good faith the investigation and defense of such claim, action, proceeding or investigation and the response thereto with counsel reasonably satisfactory to Agent; provided, however, that such Indemnitee shall
                                  --------  -------
have the right to be represented by advisory counsel of its own selection and at its own expense; and provided, further, that if any such claim, action,
                     --------  -------
proceeding, or investigation involves both an Indemnitor and an Indemnitee, and such Indemnitee shall have reasonably concluded that there may be legal defenses available to it that are different from, additional to, or inconsistent with those available to such Indemnitor, or that such Indemnitor is not adequately investigating or defending such matter on behalf of Indemnitee, then the Indemnitee shall have the right to select separate counsel to participate in the investigation and defense of and response to such claim, action, proceeding or investigation on its own behalf at Indemnitors' expense. In addition to the foregoing, after foreclosure of the lien of the Deed of Trust by or on behalf of Lenders, Indemnitee shall notify Indemnitors of Hazardous Material Activity not previously known to Indemnitors and which may be the basis for a claim by Indemnitee against Indemnitors hereunder within a reasonable period of time after such newly discovered Hazardous Material Activity becomes known to Indemnitee.

          (b) If any claim, action, proceeding, or investigation arises as to which the indemnity provided for in Section 2 applies, and Indemnitors fail to assume promptly (and in any event within fifteen (15) days after being notified of the claim, action, proceeding, or investigation) the defense of an Indemnitee, then such Indemnitee may contest and settle the claim, action, proceeding, or investigation at Indemnitors' expense using counsel selected by such Indemnitee; provided, however, that after any such failure by Indemnitors
                 --------  -------
no such contest need be made by such Indemnitee and settlement or full payment of any claim may be made by such Indemnitee without Indemnitors' consent and without releasing any of the Indemnitors from any obligations to such Indemnitee under Section 2.

          4. This Indemnity is given solely to protect Lenders and the other Indemnitees against Environmental Losses, and not as additional security for, or as a means of repayment of, the Loans. The obligations of Indemnitors under this Indemnity are independent of, and shall not be measured or affected by (i) any amounts at any time owing under the Loans or secured by the Deed of Trust, (ii) the sufficiency or insufficiency of any collateral (including, without limitation, the Premises) given to Lenders to secure repayment of the Loans,
(iii) the consideration given by Lenders or any other Person in order to acquire the Project or any portion thereof, (iv) the modification, expiration or termination of the Deed of Trust or any other document or instrument relating to the Loans, or (v) except as otherwise expressly provided herein, the discharge or repayment in full of the Loans (including, without limitation, by amounts paid or credit bid at a foreclosure sale or by discharge in connection with a deed in lieu of foreclosure).

          5. Indemnitors' obligations hereunder shall survive the sale or other transfer of the Project or any portion thereof prior to the Transfer Date, and shall remain in force beyond (i) the expiration of any statute of limitations and (ii) payment or satisfaction in full of any single claim within the scope of this Indemnity. The rights of each Indemnitee under this Indemnity shall be in addition to any other rights and remedies of such Indemnitee against Indemnitors or any of them under any other document or instrument now or hereafter executed by Partnership, any of the Indemnitors or any Affiliate thereof, or at law or in equity (including, without limitation, any right of reimbursement or contribution pursuant to CERCLA), and shall not in any way be deemed a waiver of any of such rights. Each Indemnitor agrees that it shall have no right of contribution (including, without limitation, any right of contribution under CERCLA) against any Indemnitee with respect to any matter covered by this Indemnification, and hereby waives and relinquishes any such right excepting, however, any right of contribution which such Indemnitor may have by reason of the ownership or other interest in, or use of, by any Indemnitee of property, other than the Premises, in Reno, Nevada. Indemnitor further agrees that it shall have no right of subrogation to any right or claim of any Indemnitee against any third Person until all obligations of such Indemnitor to such Indemnitee hereunder with respect to such right or claim have been satisfied.

          6. All obligations of Indemnitors hereunder shall be payable on demand, and any amount due and payable hereunder to any Indemnitee by any Indemnitor that is not paid within thirty (30) days after written demand therefor from an Indemnitee with an explanation of the amounts demanded shall bear interest from the date of such demand at the Agreed Rate.

          7. If any action or proceeding is brought in connection with the construction or enforcement of this Indemnity, the prevailing party in such matter shall be entitled to reimbursement of its costs and expenses (including reasonable attorneys' fees) in such matter. The obligations set forth in this
Section 7 are in addition to and not in lieu of other obligations set forth herein and in other Loan Documents or any of them.

          8.  Each Indemnitor hereby waives, for the benefit of each
Indemnitee:

          (a) any right to require Indemnitee, as a condition of payment or performance by such Indemnitor, to (i) proceed against Partnership, any guarantor of the Obligations or any other Person, (ii) proceed against or exhaust any security held from Partnership, any other guarantor of the Obligations or any other Person, (iii) proceed against or have resort to any balance of any deposit account or credit on the books of Indemnitee in favor of Partnership or any other Person, or (iv) pursue any other remedy in the power of Indemnitee whatsoever;

          (b) any defense arising by reason of the incapacity, lack of authority or any disability or other defense of Partnership including, without limitation, any defense based on or arising out of the lack of validity or the unenforceability of the Obligations or any agreement or instrument relating thereto or by reason of the cessation of the liability of Partnership from any cause other than indefeasible payment in full of the Obligations;

          (c) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal;

          (d) any defense based upon any error or omission of any Person in the administration of the Obligations, except, in the case of any particular Indemnitee, behavior by such Indemnitee which amounts to bad faith by such Indemnitee;

          (e) any principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms of this Indemnity and any legal or equitable discharge of such Indemnitor's obligations hereunder, (i) the benefit of any statute of limitations affecting such Indemnitor's liability hereunder or the enforcement hereof, (ii) any rights to set-offs, recoupments and counterclaims, and (iii) promptness, diligence and any requirement that any Indemnitee protect, secure, perfect or insure any security interest or lien or any property subject thereto;

          (f) notices, demands, presentments, protests, notices of protest, notices of dishonor and notices of any action or inaction, including acceptance of this Indemnity, notices of default under the Credit Agreement or any agreement or instrument related thereto, notices of any renewal, extension or modification of the Obligations or any agreement related thereto, notices of any extension of credit to Partnership and notices of any of the matters referred to in Section 4 and any right to consent to any thereof; and

          (g) any defenses or benefits that may be derived from or afforded by law which limit the liability of or exonerate guarantors or sureties, or which may conflict with the terms of this Indemnity, including without limitation the provisions of Nevada Revised Statutes Sections 40.430-40.459, 40.475 and 40.485 as permitted by Nevada Revised Statutes Sections
     40.495 (1993), and any successor provisions.

          9. In order to induce Indemnitees to accept this Indemnity and to induce Lenders and Agent to enter into the Credit Agreement and to make the Loans thereunder, each Indemnitor hereby represents and warrants to each Indemnitee that the following statements are true and correct:

     (a) Such Indemnitor is duly organized, validly existing and in good standing under the laws of the State of Nevada, has the corporate (or, in the case of Eldorado, the partnership) power to own its assets and to transact the business in which it is now engaged and is duly qualified as a foreign corporation (or, in the case of Eldorado, foreign partnership) and in good standing under the laws of each jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification, except for failures to be so qualified, authorized or licensed that would not in the aggregate have a material adverse effect on the business, operations, assets or financial condition of such Indemnitor and its Subsidiaries, taken as a whole;

     (b) Such Indemnitor has the corporate (or, in the case of Eldorado, partnership) power, authority and legal right to execute, deliver and perform this Indemnity and all obligations required hereunder and has taken all necessary corporate (or, in the case of Eldorado, partnership) action to authorize its Indemnity hereunder on the terms and conditions hereof and its execution, delivery and performance of this Indemnity and all obligations required hereunder. No consent of any other Person including, without limitation, stockholders, partners and creditors of such Indemnitor, and no license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required by such Indemnitor in connection with this Indemnity or the execution, delivery, performance, validity or enforceability of this Indemnity and all obligations required hereunder. This Indemnity has been, and each instrument or document required hereunder will be, executed and delivered by a duly authorized officer (or, in the case of Eldorado, general partner) of such Indemnitor, and this Indemnity constitutes, and each instrument or document required hereunder when executed and delivered hereunder will constitute, the legally valid and binding obligation of such Indemnitor, enforceable against such Indemnitor in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws or equitable principles relating to or limiting creditors' rights generally.

     (c) The execution, delivery and performance of this Indemnity and the documents or instruments required hereunder, will not violate any provision of any existing law or regulation binding on such Indemnitor, or any order, judgment, award or decree of any court, arbitrator or governmental authority binding on such Indemnitor, or the certificate of incorporation or bylaws of such Indemnitor or any securities issued by such Indemnitor, or any mortgage, indenture, lease, contract or other agreement, instrument or undertaking to which such Indemnitor is a party or by which such Indemnitor or any of its assets may be bound, the violation of which would have a material adverse effect on the business, operations, assets or condition

     (financial or otherwise) of such Indemnitor and its Subsidiaries, taken as a whole, and will not result in, or require, the creation or imposition of any Lien on any of its property, assets or revenues pursuant to the provisions of any such mortgage, indenture, lease, contract or other agreement, instrument or undertaking.

          10. This Indemnity shall be binding upon Indemnitors, their respective heirs, representatives, administrators, executors, successors and assigns and shall inure to the benefit of and shall be enforceable by each Indemnitee, and its successors, and permitted assigns (it being expressly understood and agreed that the term "permitted assign" means any Person to which any Lender assigns or sells all or any portion of its interest in the Loans in accordance with the terms of the Credit Agreement, any "Eligible Assignee" as defined in the Credit Agreement and any other Person to whom assignment by a Lender or Agent of rights under the Credit Agreement or other Loan Document is permitted thereby, and any Person to whom consent to an assignment thereto has been given by the Indemnitor against whom enforcement is sought).

          11. THIS INDEMNITY SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEVADA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

          12. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY INDEMNITOR ARISING OUT OF OR RELATING TO THIS INDEMNITY MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF NEVADA AND, BY EXECUTION AND DELIVERY OF THIS INDEMNITY, EACH INDEMNITOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS INDEMNITY. Each Indemnitor hereby agrees that service of all process in any such proceeding in any such court may be made by registered or certified mail, return receipt requested, to at its address provided in Section 17, such service being hereby acknowledged by such Indemnitor to be sufficient for personal jurisdiction in any action against such Indemnitor in any such court and to be otherwise effective and binding service in every respect. Nothing herein shall affect the right to serve process in any other manner permitted by law.

          13. EACH INDEMNITOR AND, BY ITS ACCEPTANCE OF THE BENEFITS HEREOF, INDEMNITEE EACH HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR

CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS INDEMNITY. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation contract claims, tort claims, breach of duty claims and all other common law and statutory claims. Indemnitor and, by its acceptance of the benefits hereof, Indemnitee each (i) acknowledges that this waiver is a material inducement for Indemnitors and the Lenders to enter into a business relationship, that Indemnitors and Indemnitee have already relied on this waiver in entering into this Indemnity or accepting the benefits thereof, as the case may be, and that each will continue to rely on this waiver in their related future dealings and (ii) further warrants and represents that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS INDEMNITY. In the event of litigation, this Indemnity may be filed as a written consent to a trial by the court.

          14. Every provision of this Indemnity is intended to be severable. If any provision of this Indemnity or the application of any provision hereof to any Person or circumstance is declared to be illegal, invalid or unenforceable for any reason whatsoever by a court of competent jurisdiction, such invalidity shall not affect the balance of the terms and provisions hereof or the application of the provision in question to any other Person or circumstance, all of which shall continue in full force and effect.

          15. No failure or delay on the part of any Indemnitee to exercise any power, right or privilege under this Indemnity shall impair or prejudice the exercise by Indemnitee of any such power, right or privilege with respect to any future claim, action, proceeding, investigation or Environmental Loss, or be construed to be a waiver of any default or an acquiescence therein. No such failure or delay shall impair or prejudice the exercise by Indemnitee of any such power, right or privilege with respect to any claim, action, proceeding, investigation or Environmental Loss existing at the time of such failure or delay unless (and then only to the extent that) Indemnitor establishes by a preponderance of the evidence that such failure or delay by Indemnitee materially impaired the ability of Indemnitor to defend against or to limit its liability with respect to the Environmental Loss for which such Indemnitee is seeking indemnification hereunder. No single or partial exercise of such power, right or privilege shall preclude other or further exercise thereof or of any other right, power or privilege. No provision of this Indemnity may be changed, waived, discharged or terminated except by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. The rights, powers and remedies given to Indemnitees by this Indemnity are cumulative and shall be in addition to and independent of all rights, powers and remedies given to any of the Indemnitees by virtue of any statute or rule of law or in any of the other Loan Documents or in any other agreement or document.

          16. All notices, requests and demands to be made hereunder to the parties hereto shall be in writing (at the respective address of the Person for whom intended set forth below or hereafter provided in accordance with this Section) and shall be given by any of the following means: (a) personal service;
(b) electronic communication, whether by telex, telegram or telecopying (if confirmed in writing sent by registered or certified, first class mail, return receipt requested); or (c) registered or certified, first class mail, return receipt requested. Such addresses may be changed by notice to the other parties given in the same manner as provided above. Any notice, demand or request sent pursuant to either clause (a) or (b) hereof shall be deemed received upon such personal service or upon dispatch by electronic means, and, if sent pursuant to clause (c) shall be deemed received three (3) days following deposit in the mail. Eldorado, HCM and REI shall designate a single address for themselves and shall be entitled to only a single notice, request or demand addressed all of them at that address.

   To Agent:         First Interstate Bank of Nevada, N.A.
                     3800 Howard Hughes Parkway
                     Suite 400
                     Las Vegas, Nevada 89109
                     Attention: Silver Legacy Loan Officer

    To Indemnitors:  Circus Circus Enterprises, Inc.
                     2880 Las Vegas Boulevard South
                     Las Vegas, Nevada 89109
                     Attention:  Yvette Landau
                                 Associate General Counsel

    and to: Eldorado Hotel Associates Limited Partnership c/o Eldorado Hotel Casino
                     345 North Virginia Street
                     Reno, Nevada 89501
                     Attention:  Bob Jones
                                 Chief Financial Officer

          17. This Indemnity may be executed in counterparts each of which shall be deemed an original and all of which shall constitute one and the same Indemnity with the same effect as if all parties had signed the same signature page. Any signature page of this Indemnity may be detached from any other counterpart of this Indemnity and reattached to any other counterpart of this Indemnity identical in form hereto but having attached to it one or more additional signature pages.

          IN WITNESS WHEREOF, Indemnitor has executed this Indemnity as of the day and year first written above.


Indemnitors:  CIRCUS CIRCUS ENTERPRISES, INC.
              a Nevada corporation


                    By:  [SIGNATURE APPEARS HERE]
                         -------------------------------------
                    Title:  President
                            --------------------------------------

               ELDORADO HOTEL ASSOCIATES LIMITED PARTNERSHIP, a
               Nevada general partnership


                    By:                  ,
                         ----------------
                         a Nevada ____________
                         Its: Managing Partner


                          By:
                               --------------------------------------------

                          Title:
                                 ------------------------------------------

Accepted by:

FIRST INTERSTATE BANK OF NEVADA, N.A.,
on behalf of itself as Agent and
on behalf of all Managing Agents
and all Lenders


By:
    -----------------------------------------

Title:
       --------------------------------------

          IN WITNESS WHEREOF, Indemnitor has executed this Indemnity as of the day and year first written above.


Indemnitors:  CIRCUS CIRCUS ENTERPRISES, INC.
               a Nevada corporation


                     By: [SIGNATURE APPEARS HERE]
                        ------------------------------------

                     Title: President
                           ---------------------------------


               ELDORADO HOTEL ASSOCIATES LIMITED PARTNERSHIP, a
               Nevada general partnership


                   By:  Recreational Enterprises, Inc.
                        ------------------------------
                        a Nevada Corporation

                        Its:  Managing Partner


                         By:  /s/ Donald L. Carano
                            -----------------------------------------

                         Title:  President
                               --------------------------------------

Accepted by:

FIRST INTERSTATE BANK OF NEVADA, N.A.,
on behalf of itself as Agent and
on behalf of all Managing Agents
and all Lenders


By: [SIGNATURE APPEARS HERE]
   ------------------------------------------

Title: Vice President
      ---------------------------------------

                                   EXHIBIT A

                       Legal Description of Real Property
                       ----------------------------------

     THE LAND REFERRED TO HEREIN IS SITUATED IN THE COUNTY OF WASHOE, STATE OF NEVADA, AND IS DESCRIBED AS FOLLOWS:

PARCEL 1:
- --------

     Beginning at the intersection of the Southern line of West Fifth Street with the Western line of North Virginia Street; thence Southerly along said Western line of North Virginia Street, 88.00 feet; thence Westerly parallel with the Northern line of West Fourth Street 140.00 feet to the Eastern line of alley; thence Northerly along the last mentioned line 88.00 feet to said Southern line of West Fifth Street; thence Easterly along said Southern line of West Fifth Street, 140.00 feet to the point of beginning.

PARCEL 2:
- --------

     Beginning at the intersection of the West line of North Virginia Street with the North line of Lot 10 in Block "B" of ORIGINAL TOWN, NOW CITY OF RENO, according to the map thereof, filed in the office of the County Recorder of Washoe County, State of Nevada, on June 27, 1871; thence Northerly along the Westerly line of North Virginia Street, 12 feet, more or less, to the Southeast corner of the parcel of land described in the deed to Ivanhoe Corporation of record in Book 453, File No.278019, Deed Records; thence Westerly along the Southern line of said Ivanhoe Corporation parcel 140 feet to the Easterly line of an alley; thence Southerly along the last mentioned line, 12 feet, more or less, to the Northwest corner of said Lot 10; thence Easterly to the point of beginning.

PARCEL 3:
- --------

     Lots 10, 11, 12 and the North 13 feet of Lot 13 in Block "B" of ORIGINAL TOWN, NOW CITY OF RENO, according to the map thereof, filed in the office of the County Recorder of Washoe County, State of Nevada, on June 27, 1871.

PARCEL 4:
- --------

     The Northerly 9.25 feet of Lot 3 and all of Lots 4, 5, 6, 7 and 8 in Block "B" of ORIGINAL TOWN, NOW CITY OF RENO, according to the map thereof, filed in the office of the County Recorder of Washoe County, State of Nevada, on June 27, 1871.

     ALSO a parcel of land bounded on the South by the Southern line of the 40 foot alley as laid out on the map of the Town, now City of Reno, in said Block "B", bounded on the West by the Eastern line of North Sierra Street, bounded on the North by the Southern line of West Fifth Street and bounded on the East by the Western line of the 20 foot alley running Northerly and Southerly through said Block "B".

PARCEL 5:
- --------

     The South 37 feet of Lot 13 in Block "B" of the "ORIGINAL TOWN, NOW CITY OF RENO", according to the official map thereof, filed in the office of the County Recorder of Washoe County, State of Nevada, on June 27, 1871.

PARCEL 6:
- --------

     Lot 14 in Block B of ORIGINAL TOWN, NOW CITY OF RENO, according to the map thereof, filed in the office of the County Recorder of Washoe County, State of Nevada, on June 27, 1871.

PARCEL 7:
- --------

     The West forty (40) feet of Lot Fifteen (15) in Block "B" fronting forty
     (40) feet on the North line of Fourth Street, as designated on the official map of said City of Reno, Nevada, on file and of record in the office of the County Recorder in and for the said County of Washoe; the property hereby conveyed being the same property described in a Deed from May J. A. Nadon and others to Dale V. Clanton, dated November 18, 1920, and filed for record on the 29th day of November, 1920, in the office of the County Recorder in and for the County of Washoe, and therein recorded in Book 56 of Deeds, at Page 440.

PARCEL 8:
- --------

     The East 100 feet of Lot 15 in Block B of original town, now City of Reno, according to the map thereof, filed in the office of the County Recorder of Washoe County, State of Nevada, on June 27, 1871.

PARCEL 9:
- --------

     All of Lots 1 and 2, and the South 40.75 feet of Lot 3 in Block B of the ORIGINAL TOWN, NOW CITY OF RENO, according to the map thereof, filed in the office of the County Recorder of Washoe County, State of Nevada, on June 27, 1871.

PARCEL 10:
- ---------

     The South 20 feet of Lot 10, and all of Lots 11, 12, 13, 14, 15 and 16, in Block A, of ORIGINAL TOWN, NOW CITY OF RENO, according to the map thereof, filed in the office of the County Recorder of Washoe County, State of Nevada, on June 27, 1871.

     TOGETHER WITH the East 1/2 of the North-South alley running through said Block A, immediately adjoining Lots 11, 12, 13, 14, 15 and 16 on the West, and more particularly described in those certain Orders of Abandonment recorded January 19, 1977 in Book 1044, Page 521 as Document No. 445058, and recorded November 14, 1985 in Book 2251, Page 933 as Document No. 1034253 of Official Records.

PARCEL 11:
- ---------

     The East 78 feet of Lot 9 and the East 78 feet of the North 30 feet of Lot 10 in Block A of the ORIGINAL TOWN, NOW CITY OF RENO, according to the Official Map thereof, filed in the office of the County Recorder of Washoe County, State of Nevada, on June 27, 1871.

     Together with that portion of the vacated alley lying Southerly of the Southerly line of West Fifth Street and Westerly of the Westerly line of North Sierra Street adjoining said Lot 9 at its most Northeasterly corner.

PARCEL 12:
- ---------

     A portion of the Southwest 1/4 of the Northeast 1/4 of Section 11, Township 19 North, Range 19 East, M.D.B&M., lying and being in the City of Reno, County of Washoe, State of Nevada, and more particularly described as follows:

     The Westerly 74 feet of Lot 9 and the Westerly 74 feet of the North 30 feet of Lot 10, all in Block A of the ORIGINAL TOWN, NOW CITY OF RENO, according to the official map thereof, filed in the office of the County Recorder of Washoe County, State of Nevada, on June 27, 1871.

PARCEL 13:
- ---------

     BEGINNING at the Northeast corner of Lot 8, Block A, as shown on the official plat of the town, now City of Reno, Nevada, filed in the office of the County Recorder of Washoe County, Nevada, on June 27, 1871; thence Southerly along the Easterly lines of Lots 8 and 7 of said Block A to the Southeast corner of Lot 7; thence Westerly along the Southerly line of Lot 7 and the Southerly line of Lot 7 projected to its intersection with the Easterly line of West Street; thence Northerly along the Easterly line of West Street to the Southerly line of West Fifth Street; thence Easterly along the Southerly line of West Fifth Street to the point of beginning.

PARCEL 14:
- ---------

     Lots 1, 2, 3, 4, 5, 6, in Block A, of ORIGINAL TOWN, NOW CITY OF RENO, according to the map thereof, filed in the office of the County Recorder of Washoe County, State of Nevada, on June 27, 1871, together with that parcel immediately adjoining Lots 5 and 6 on the West, that is more particularly described as follows:

     BEGINNING at the Northeasterly corner of Lot 6, in Block A of ORIGINAL TOWN, NOW CITY OF RENO, according to the map thereof, filed in the office of the County Recorder of Washoe County, State of Nevada, on June 27, 1871; thence Southerly along the Easterly line of said Lots 5 and 6, in Block A, 100 feet to the Southeasterly corner thereof; thence Westerly along the Southerly line of said Lot 5 and the Southerly line of Lot 5 extended Westerly to the Easterly line of West Street, as now located in the City of Reno, a distance of 140 feet; thence Northerly along the Easterly line of West Street 100 feet to a point which would be intersected by a line extended Westerly from the Northeasterly corner of said Lot 6 and along the Northerly line of said Lot 6; thence Easterly and along said line and the Northerly line of said Lot 6, a distance of 140 feet to the Northeasterly corner of said Lot 6, the point of beginning; said premises being Lots 5 and 6 in Block A of the TOWN OF RENO, according to the map above mentioned, and that portion of the 40 foot alley around the Town of Reno, according to the map above mentioned, lying Westerly of Lots 5 and 6 and East of the East line of West Street, as now located and between the Northerly and Southerly line of said Lots 5 and 6 if said lines were extended Westerly to the Easterly line of West Street as now located.

     TOGETHER WITH the West one-half of the North-South alley running through said Block A, immediately adjoining said LOTS 1, 2, 3, 4, 5 and 6 on the East, and more particularly described in those certain Orders of Abandonment recorded January 19, 1977 in Book 1044, Page 521 as Document No. 445058, and recorded on November 14, 1985 in Book 2251, Page 533 as Document No. 1034253, Official Records, Washoe County, State of Nevada.

PARCEL 15:
- ---------

     All that certain 20.0 ft. wide alley connecting West Fourth Street with West Fifth Street, Reno, Nevada, lying within Block B of the original Town, now City of Reno, according to the map thereof, filed in the Office of the Washoe County Recorder on June 27, 1871, and within Block B of the Evans North Addition, according to the map thereof, filed in the office of the Washoe County Recorder on December 16, 1879.

PARCEL 16:
- ---------

     All that certain 20.0 ft. wide alley lying between Lots 7, 8, 9 and 10 of Block A of the Original Town, now City of Reno, according to the map thereof, filed in the office of the Washoe County Recorder on June 27, 1871.

PARCEL 17: (Air Rights Only)
- ---------

     All that certain piece or parcel of land located within a portion of the Northeast 1/4 of Section 11, Township 19 North, Range 19 East, M.D.B.&M. more particularly described as follows:

     That certain air space located above Sierra Street commencing at an elevation of 4,521 and extending vertically 32 feet to an elevation of 4,553 feet, which height is measured from the finished floor elevation of the Silver Legacy Casino at 4,503 feet, and located directly over that certain parcel of real property described as follows:

     Commencing at the Southwest corner of Block B Reno Townsite as shown on Record-of-Survey 2665, recorded January 27,1994,

     thence North 13 degrees 48'48" West 97.13 feet to the True Point of
     Beginning

     thence North 13 degrees 48'48" West 223.17 feet

     thence South 76 degrees 11 '12" West 80.00 feet thence South 13048'48" East
     223.17 feet

     thence North 76 degrees 11 '12" East 80.00 feet to the True Point of Beginning

PARCEL 18: (Subterranean Rights Only)
- ---------

     All that certain piece or parcel of land located within a portion of the Northeast 1/4 of Section 11, Township 19 North, Range 19 East, M.D.B.&M. more particularly described as follows:

     That certain subterranean space located beneath Sierra Street commencing at an elevation of 4,480 and extending vertically 20 feet to an elevation of 4,500 feet, which height is measured from the finished floor elevation of the Silver Legacy Casino at 4,503 feet, and located directly below that certain parcel of real property described as follows:

     Commencing at the Southwest corner of Block B Reno Townsite as shown on Record-of -Survey 2665, recorded January 27, 1994,

     thence North 13 degrees 48'48" West 181.05 feet to the True Point of Beginning thence North 13(degrees)48'48" West 24.33 feet thence South  76(degrees)11 '12" West 80.00 feet

     thence South  13(degrees)48'48" East 24.33 feet

     thence North 76(degrees)11'12" East 80.00 feet to the True Point of
     Beginning

     EXCEPTING THEREFROM the above Parcels 1 through 18, all those certain parcels as conveyed to THE CITY OF RENO, a Nevada municipal corporation, by Deed of Dedication recorded March 9, 1995 in Book 4259, Page 956 as Document No. 1876631 of Official Records, and as amended by Deed of Dedication recorded May 5, 1995 in Book 4297, Page 667 as Document
     No. 1891266 of Official Records.

PARCEL 19:
- ---------

     Together with the reciprocal easement rights, as contained in those certain Bridge Easements dated May ___,1995 by and between CIRCUS AND ELDORADO JOINT VENTURE, a Nevada general partnership and CIRCUS CIRCUS CASINO, INC., a Nevada corporation and ELDORADO HOTEL ASSOCIATES LIMITED PARTNERSHIP, a Nevada limited partnership, recorded May ___,1995 as Document Numbers ________________ and ________________ Official Records, Washoe County,
     Nevada.